Exhibit 10.8

Execution Version

AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT

This AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT (this “Amendment”) dated as of March 8, 2021, is by and among Vine Oil & Gas LP, a Delaware limited partnership (the “Existing Borrower”), Vine Energy Holdings LLC, the Lenders under the Credit Agreement described below that are party hereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent for the Lenders.

PRELIMINARY STATEMENT

WHEREAS, the Existing Borrower, the Administrative Agent, the Collateral Agent and the Lenders are parties to that certain Second Lien Credit Agreement dated as of December 30, 2020 (as amended, restated, amended and restated or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, in connection with an initial public offering of its Parent Entity (the “IPO”), the Existing Borrower and its Subsidiaries will be undergoing certain corporate reorganizations, which reorganization will, among other things, result in Brix Operating LLC, Brix Oil & Gas Holdings LP, Brix Oil & Gas Holdings GP LLC, Brix Federal Leasing Corporation, Harvest Royalties LLC, Harvest Royalties Holdings LP and Harvest Royalties Holdings GP LLC (collectively, the “Brix Entities”) and the Existing Borrower and its Subsidiaries becoming Subsidiaries of the New Borrower (as defined below) (the “Reorganization Transactions”);

WHEREAS, in connection with the foregoing, and for other good and valuable consideration, (i) Vine Energy Holdings LLC, a Delaware limited liability company and, after giving effect to the Reorganization Transactions, a Parent Entity of the Existing Borrower (the “New Borrower”) wishes to assume the rights and obligations of the Existing Borrower under the Credit Agreement (the “Borrower Transition”) and (ii) each of the Existing Borrower, the Existing Borrower’s general partner, Vine Oil & Gas GP LLC, a Delaware limited liability company (the “Existing GP”), and each of the Brix Entities wishes to (A) supplement the Guaranty by becoming a Guarantor of the Guaranteed Obligations (the “Guaranty Supplement”) and (B) acknowledge that it shall become a “Grantor” and a “Subsidiary Party” for the purposes of the Security Agreement (the “Security Agreement Supplement” and, together with the Guaranty Supplement and the Borrower Transition, the “Transactions”);

WHEREAS, to facilitate the Transactions, the Existing Borrower has requested that certain amendments and modifications be made to the Credit Agreement and the Security Agreement on the terms and conditions as set forth herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requests of the Existing Borrower, in each case, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment to the Credit Agreement and Security Agreement Upon Effective Date. On the Effective Date, the Credit Agreement and the other Loan Documents are hereby amended as follows:

(a) All references to the “Borrower” in the Credit Agreement and each other Loan Document shall be deemed to refer to Vine Energy Holdings LLC, as the New Borrower, except as, where the context may require, such reference shall continue to refer to the Existing Borrower.

(b) Section 1.01 of the Credit Agreement is hereby amended by the insertion of the following provisions, each in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means the date on which the conditions to the Effective Date (as defined in the First Amendment to Credit Agreement) have been satisfied or waived.

“Commodity Account” means any commodity account maintained by the Loan Parties. All funds in such Commodity Accounts (other than Excluded Accounts) shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agents and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in the Commodity Accounts.

“Commodity Account Control Agreement” has the meaning specified in Section 6.18.

“Controlled Account” means a Deposit Account, a Securities Account or a Commodity Account that is subject to a Deposit Account Control Agreement, a Securities Account Control Agreement or a Commodity Account Control Agreement, as the case may be.

“Deposit Account” means any checking or other demand deposit account maintained by the Loan Parties, including any “deposit accounts” under Article 9 of the UCC. All funds in such Deposit Accounts (other than Excluded Accounts) shall be conclusively presumed to be Collateral and proceeds of Collateral and the Administrative Agents and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in the Deposit Accounts.

“Deposit Account Control Agreement” shall have the meaning provided in Section 6.18.

“Excluded Accounts” means (a) each account all or substantially all of the deposits in which consist of amounts utilized to fund payroll, employee benefit or tax obligations of the Borrower and its Restricted Subsidiaries, (b) fiduciary accounts, (c) “zero balance” accounts, (d) trust and suspense accounts of the Borrower and any Restricted Subsidiary holding royalty obligations owed to a person other than the Borrower or a Restricted Subsidiary, (e) accounts of the Borrower and any Restricted Subsidiary constituting cash collateral accounts permitted under Section 7.01 (provided that any such account subject to control agreements in favor of the Collateral Agent, for the benefit of the Secured Parties, or otherwise constituting cash collateral in favor of the Collateral Agent, for the benefit of the Secured Parties shall not be an Excluded Account) and (f) other accounts selected by the Borrower and its Restricted Subsidiaries so long as the average daily maximum balance in any such other account over a 30-day period does not at any time exceed $1,000,000; provided that the aggregate daily maximum balance for all such bank accounts excluded pursuant to this clause (f) on any day shall not exceed $7,500,000.

“First Amendment to Credit Agreement” means that certain Amendment No. 1 To Second Lien Credit Agreement dated as of March 8, 2021, by and among Vine Oil & Gas LP, Vine Energy Holdings LLC, those lenders party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent.

“Securities Account” means any securities account maintained by the Loan Parties, including any “security accounts” under Article 9 of the UCC. All funds in such Securities Accounts (other than Excluded Accounts) shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agents and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in the Securities Accounts.

“Securities Account Control Agreement” has the meaning specified in Section 6.18.

(c) The definition of “First Lien Facility Cap” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“First Lien Facility Cap” means $350,000,000.”

(d) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means (i) with respect to the Term Loans, the date that is the earlier of (A) the Scheduled Maturity Date, (B) if the aggregate principal amount outstanding of Existing Unsecured Notes (or any Permitted Refinancing thereof to the extent that the final maturity date of such Permitted Refinancing Indebtedness is not at least 91 days after the Scheduled Maturity Date) exceeds $182,000,000 on the Springing Notes Maturity Date, the Springing Notes Maturity Date, and (C) if the aggregate principal amount of loans outstanding and held by lenders which are not Affiliates of the Borrower under the Third Lien Facility (or any Permitted Refinancing thereof) exceeds $66,000,000 on the Springing 3L Maturity Date, the Springing 3L Maturity Date, and (ii) with respect to any tranche of Extended Term Loans, the final maturity date applicable thereto as specified in the applicable Extension Request accepted by the respective Lender or Lenders; provided, in each case, that if such date is not a Business Day, then the applicable Maturity Date shall be the next succeeding Business Day.

(e) Article VI of the Credit Agreement is hereby amended by the insertion of the following new Section 6.18:

6.18 Deposit Account, Securities Account and Commodity Account Control Agreements. The Borrower will, and will cause each Guarantor to, in connection with any Deposit Account, Securities Account or Commodity Account, in each case, other than (x) any Excluded Account for so long as it is an Excluded Account (a) held or maintained on the Amendment No. 1 Effective Date by the Borrower or any such Guarantor, promptly but in any event within forty-five (45) days of the Amendment No. 1 Effective Date (or such later date as the Collateral Agent may agree in its sole discretion), enter into and deliver to the Collateral Agent a deposit account control agreement (a “Deposit Account Control Agreement”), securities account control agreement (a “Securities Account Control Agreement”) or commodity account control agreement (a “Commodity Account Control Agreement”), as applicable, in form and substance reasonably satisfactory to the Collateral Agent and the account bank, securities intermediary or commodity intermediary, as applicable, for any such Deposit Account, Securities Account or Commodity Account and (b) established on or after the Amendment No. 1 Effective Date by the Borrower or any such Guarantor, promptly but in any event within forty-five (45) days of the establishment of such Deposit Account, Securities Account or Commodity Account (or such later date as the Collateral Agent may agree in its sole discretion) enter into and deliver to the Collateral Agent a Deposit Account Control Agreement, Securities Account Control Agreement or Commodity Account Control Agreement, as applicable, in form and substance reasonably satisfactory to the Collateral Agent and the account bank, securities intermediary or commodity intermediary, as applicable, for any such Deposit Account, Securities Account or Commodity Account; provided that (x) the aggregate daily maximum balance for all accounts established after the Amendment No. 1 Effective Date but not yet in compliance with the requirements of this Section 6.18(b) on any day shall not exceed $5,000,000 and (y) the Borrower or such Guarantor shall be deemed to have satisfied the requirements of this Section 6.18(b) with respect to any Deposit Account, Securities Account or Commodity Account that is acquired by the Borrower or such Guarantor as a result of a Permitted Acquisition, so long as, within forty-five (45) days after the date of such Permitted Acquisition (or such later date as the Collateral Agent may agree in its sole discretion), the Borrower or such Guarantor (A) causes such account to be subject to a Deposit Account Control Agreement, Securities Account Control Agreement or Commodity Account Control Agreement, as applicable, that satisfies the requirements of this Section 6.18(b) or (B) closes such account and transfers any funds therein to an account that satisfies the requirements of this Section 6.18(b); provided further that, solely in the case of the this clause (y), the Borrower or the applicable Guarantors, or any of their respective Affiliates, shall not direct or redirect any funds during such forty-five (45) day period into any such accounts acquired as a result of a Permitted Acquisition, unless a Deposit Account Control Agreement has been established with respect to such account in accordance with this Section 6.18. After the occurrence and during the continuance of an Event of Default, the Collateral Agent may give instructions directing the disposition of funds credited to any Controlled Account and/or withhold any withdrawal rights from the Borrower or any Guarantor with respect to funds credited to any Controlled Account.

(f) The last sentence of Section 7.07 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding the foregoing, (i) no Loan Party shall make any Restricted Payments (whether pursuant to a sale, lease, license, transfer, Investment, Restricted Payment or otherwise) with any Reserve Report Properties, cash or Cash Equivalents to (1) any Affiliate of the Borrower that is not a Loan Party other than (x) Investments pursuant to the second proviso in Section 7.02(c), and clause (iv) of Section 7.02(i) and Section 7.02(n) and (y) Restricted Payments made pursuant to Section 7.06(g), 7.06(i), 7.06(j), 7.06(k), 7.06(l) or 7.06(p) or deemed made in connection with transactions permitted pursuant to Section 7.08(d) and 7.08(i) or (2) any Unrestricted Subsidiary and (ii) the Borrower may not, nor permit any of its Restricted Subsidiaries to, directly or indirectly, declare or make, directly or indirectly, any Restricted Payment to the Sponsors other than Restricted Payments made pursuant to Section 7.06(i) or Section 7.06(l)(i) until the date that is eighteen (18) months after the Closing Date.”

Section 3. Assumption of Obligations. On the Effective Date, (i) the New Borrower hereby assumes all of the rights and obligations of the Existing Borrower under the Credit Agreement and the other Loan Documents to which the Existing Borrower is a party and (ii) each Lender hereby consents for the purposes of Section 10.07(a) of the Credit Agreement to the transfer and assignment of the Existing Borrower’s rights and obligations to the New Borrower.

Section 4. Guaranty Supplement. On the Effective Date, each of the Existing Borrower and the Existing GP agrees, and the New Borrower agrees to cause each of the Brix Entities, to supplement the Guaranty under Section 11.01 of the Credit Agreement by becoming a Guarantor under the Credit Agreement, and to ratify and agree to all the terms and provisions of the Credit Agreement and the other Loan Documents applicable to it as a Guarantor thereunder as if it had been an original party to the Loan Documents as a Guarantor under the Credit Agreement.

Section 5. Security Agreement and Intercreditor Agreements.

(a) On the Effective Date, each of the New Borrower, the Existing Borrower and the Existing GP ratifies and agrees, and the New Borrower agrees to cause each of the Brix Entities to ratify and agree to all the terms and provisions of the Security Agreement applicable to it as a Grantor (as defined in the Security Agreement) thereunder and, in the case of the Existing Borrower, the Existing GP and each of the Brix Entities, a Subsidiary Party (as defined in the Collateral Agreement) thereunder.

(b) On the Effective Date, each of the New Borrower, the Existing Borrower and the Existing GP ratifies and agrees, and the New Borrower agrees to cause each of the Brix Entities to ratify and agree to all the terms and provisions of the Intercreditor Agreements applicable to it thereunder.

Section 6. Ratification.

(a) The New Borrower hereby confirms that, with effect from the Effective Date, the New Borrower shall have obligations, duties and liabilities toward each of the other parties to the Credit Agreement and other Loan Documents identical to those which the New Borrower would have had if the New Borrower had been an original party to the Loan Documents as the Borrower under the Credit Agreement. Effective as of the Effective Date, the New Borrower hereby ratifies, and agrees to be bound by, all representations and warranties, covenants, and other terms, conditions and provisions of the Credit Agreement and the other applicable Loan Documents.

(b) Each Loan Party, as a debtor, grantor, pledgor, guarantor or assignor, or in any other similar capacity in which it has granted Liens or acted as an accommodation party or guarantor, as the case may be, hereby ratifies, confirms and reaffirms all of its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Credit Agreement and the other Loan Documents (as amended hereby) related thereto, and, in particular, affirms that, on and after the Effective Date, (i) the terms of the Collateral Documents, and the grants of liens on or security interests in their properties (including the Collateral) pursuant to the Collateral Documents, secure, and will continue to secure, its obligations under the Loan Documents, (ii) its Guaranty shall apply to the New Borrower’s obligations under the Loan Documents and (iii) its obligations under the Security Agreement and the other applicable Collateral Documents to which it is a party shall apply to the New Borrower’s obligations under the Loan Documents. Each Loan Party hereby represents and warrants that as of the Effective Date, there are no defenses, setoffs, claims or counterclaims which could be asserted against the Administrative Agent, Collateral Agent or the Lenders arising from or in connection with the Loan Documents.

Section 7. Certain Representations. Each Loan Party, and by its execution and delivery of this Amendment, does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that as of the date hereof and as of the Effective Date (i) the execution, delivery and performance of this Amendment has been or shall have been, as applicable, duly authorized by all requisite corporate or other organizational action, as applicable, on the part of such Loan Party, (ii) the Credit Agreement and each other Loan Document to which it or any of its Subsidiaries is a party constitute or shall constitute, as applicable, valid and legally binding agreements enforceable against such Loan Party in accordance with their respective terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and by a covenant of good faith and fair dealing, (iii) each of the representations and warranties set forth in the Credit Agreement and each other Loan Document is true and correct in all material respects as of the date hereof (except to the extent any such representation or warranty is made as of a specific date, in which case such representation and warranty was true and correct in all material respects as of such date and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates), and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 8. Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 8 is satisfied or waived (such date, the “Effective Date”):

(a) The Administrative Agent shall have received (and by its execution and delivery hereof hereby confirms that it has received) duly executed counterparts of this Amendment from each Loan Party, the Administrative Agent, and the Lenders as of the date hereof.

(b) The Administrative Agent shall have received duly executed joinders and/or supplements to the Security Agreement, each other applicable Collateral Document and the Intercreditor Agreements from the New Borrower, the Existing Borrower, the Existing GP, each of the Brix Entities and each Subsidiary that guarantees the First Lien Facility, in form and substance reasonably satisfactory to the Required Lenders; provided, that for the avoidance of doubt, such joinders and/or supplements shall cause (x) all guarantors guaranteeing the obligations under the First Lien Facility to guarantee the obligations under the Credit Agreement, and (y) any assets securing the obligations under the First Lien Facility to also secure the obligations under the Credit Agreement.

(c) (i) The IPO shall have been consummated and the net proceeds thereof shall have been contributed to the New Borrower and (ii) the net proceeds of such IPO shall exceed $75,000,000.

(d) The Reorganization Transactions shall have been, or shall substantially concurrently be, duly completed in accordance with the Master Reorganization Agreement filed as Exhibit 4.5 to the registration statement of Vine Energy Inc. filed with the U.S. Securities and Exchange Commission, Registration No. 333-253366, and each of the Existing GP and each of the Brix Entities shall have become, or shall substantially concurrently become (i) a direct or indirect Domestic Subsidiary of the New Borrower and (ii) not an Excluded Subsidiary.

(e) All amounts required to be paid to the Administrative Agent or any Lender by the Existing Borrower, including costs and expense payable pursuant to Section 10.04 of the Credit Agreement, shall have been paid.

(f) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the Lenders, a written opinion from Kirkland & Ellis LLP, counsel to the Loan Parties, to be dated the Effective Date, (y) addressed to the Administrative Agent, the Collateral Agent and the Lenders and (z) in form and substance customary for amendments of this type and in any case reasonably satisfactory to the Required Lenders.

(g) The Administrative Agent shall have received a copy of the certificate or articles of incorporation or certificate of formation, including all amendments thereto, of the New Borrower, the Existing Borrower, the Existing GP, each of the Brix Entities and other Loan Party as of the Effective Date that was not a Loan Party prior to the Effective Date, in each case, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Person as of a recent date from such Secretary of State (or other similar official);

(h) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary or similar officer of each of the New Borrower, the Existing GP, and each of the Brix Entities, dated the Effective Date and certifying:

(i) that attached thereto is a true and complete copy of the bylaws (or limited liability company agreement or other equivalent governing documents) of such Person as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (ii) below;

(ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or managing member or equivalent) of such Person authorizing the execution, delivery and performance of this Amendment or any other Loan Document to which such Person is or deemed to be a party to as a result of this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Effective Date;

(iii) that the certificate or articles of incorporation or certificate of formation of such Person has not been amended since the date of the last amendment thereto disclosed pursuant to subclause (g) above;

(iv) as to the incumbency and specimen signature of each officer executing this Amendment, any Loan Document or any other document delivered in connection herewith on behalf of such Person, and

(v) a certificate of a director or an officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to subclause (h) above.

(i) The Administrative Agent shall have received copies of UCC financing statements reasonably satisfactory to it with respect to the New Borrower, the Existing GP, each of the Brix Entities and each other Loan Party as of the Effective Date that was not a Loan Party prior to the Effective Date, to be filed on the Effective Date.

(j) The Administrative Agent shall have received at least three (3) Business Days prior to the Effective Date all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, the Patriot Act, that has been requested by the Administrative Agent in writing at least five (5) Business Days prior to the Effective Date.

(k) The Administrative Agent shall have received an officer’s certificate stating that this Amendment and the supplements and/or joinders delivered pursuant to Section 8(b) preserve the enforceability of the Credit Agreement, the Guarantee and the Collateral Documents and the perfection of the Liens under the Collateral Documents.

Section 9. Governing Law. THIS AMENDMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Section 10. Miscellaneous. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Loan Document, notice, request, certificate or other document (executed concurrently with or after the execution and delivery of this Amendment) to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment unless the context shall otherwise require; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of any Loan Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic imaging (including in ..pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment; and (e) this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. The execution and delivery of this Amendment is not intended by the parties to be, and will not be construed or deemed to be, a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document and shall not constitute a novation of any indebtedness or other obligations owing to the Lenders, the Administrative Agent or Collateral Agent under the Credit Agreement (immediately prior to the Effective Date) based on facts or events occurring or existing prior to the execution and delivery of this Amendment, nor shall it extinguish, terminate or impair the obligations or the rights or remedies of the Administrative Agent, Collateral Agent or Lenders under the Credit Agreement or any other Loan Document.

Section 11. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. Nothing herein shall be deemed to entitle the New Borrower, the Existing Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

Section 12. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 13. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders and the Loan Parties and their respective successors and assigns.

Section 14. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 15. Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

Section 16. Further Assurances. The New Borrower, the Existing Borrower and each other Loan Party hereby agrees from time to time, as and when reasonably requested by the Administrative Agent, Collateral Agent or the Lenders, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent, Collateral Agent or the Lenders may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.

Section 17. Administrative Agent Instruction. By its execution hereof, each of the undersigned Lenders, constituting all of the Lenders party to the Credit Agreement, hereby authorizes and directs the Administrative Agent to execute and deliver this Amendment on the date hereof.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VINE ENERGY HOLDINGS LLC, as the New Borrower

By:	/s/ Wayne B. Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Executive Officer

VINE OIL & GAS LP, as the Existing Borrower

By:	/s/ Wayne B. Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Executive Officer

By: Vine Oil & Gas GP LLC, its general partner

By:	/s/ Wayne B. Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Executive Officer

VINE OIL & GAS GP LLC, as the Existing GP

By:	/s/ Wayne B. Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Executive Officer

VINE MINERALS LLC, as a Guarantor

By:	/s/ Wayne B. Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Financial Officer

[First Amendment to Credit Agreement Signature Page]

VINE MANAGEMENT SERVICES LLC, as a Guarantor

By:	/s/ Wayne B. Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Financial Officer

VINE OIL & GAS FINANCE CORP, as a Guarantor

By:	/s/ Wayne B. Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Financial Officer

[First Amendment to Credit Agreement Signature Page]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Collateral Agent

By:	/s/ Lisa Hanson
Name:	Lisa Hanson
Title:	Vice President

[First Amendment to Credit Agreement Signature Page]

GoldenTree Credit Opportunities 2012-1 Financing, Limited
By: GoldenTree Asset Management LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[First Amendment to Credit Agreement Signature Page]

GoldenTree 2004 Trust
By: GoldenTree Asset Management LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[First Amendment to Credit Agreement Signature Page]

FS Credit Income Fund
By: GoldenTree Asset Management LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[First Amendment to Credit Agreement Signature Page]

GN3 SIP Limited
By: GoldenTree Asset Management LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[First Amendment to Credit Agreement Signature Page]

Healthcare Employees’ Pension Plan - Manitoba
By: GoldenTree Asset Management LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[First Amendment to Credit Agreement Signature Page]

Louisiana State Employees’ Retirement System
By: GoldenTree Asset Management LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[First Amendment to Credit Agreement Signature Page]

GTAM 110 Designated Activity Company
By: GoldenTree Asset Management LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[First Amendment to Credit Agreement Signature Page]

Syncora Guarantee Inc.
By: GoldenTree Asset Management LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[First Amendment to Credit Agreement Signature Page]

Tolleson High Yield Credit, LP
By: GoldenTree Asset Management LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[First Amendment to Credit Agreement Signature Page]

GT NM, LP
By: GoldenTree Asset Management LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[First Amendment to Credit Agreement Signature Page]

San Bernardino County Employees’ Retirement Association
By: GoldenTree Asset Management LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[First Amendment to Credit Agreement Signature Page]

High Yield and Bank Loan Series Trust
By: GoldenTree Asset Management LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[First Amendment to Credit Agreement Signature Page]